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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  MAY 15, 2003
                            ------------------------
                Date of Report (Date of earliest event reported)

                       AMERICAN REAL ESTATE PARTNERS, L.P.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                    1-9516                             13-3398766
         --------                    -------                            ----------
(State of Organization)       (Commission File Number)      (IRS Employer Identification Number)

                             100 SOUTH BEDFORD ROAD
                               MT. KISCO, NY 10549
                             -----------------------
         (Address of Registrant's Principal Executive Office (Zip Code)

                                 (914) 242-7700
                                 --------------
              (Registrant's telephone number, including area code)


                          -----------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

        On May 15, 2003, the Registrant announced its 2003 first quarter financial results. Reference is made to the press release, dated May 15, 2003, annexed hereto as Exhibit 99.3 for information regarding the announcement.

ITEM 7. EXHIBITS

        Description of Document

Exhibit No.

 99.3 - Press Release, dated May 15, 2003

                                       1






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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           AMERICAN REAL ESTATE PARTNERS, L.P.
                           (Registrant)

                           By:  American Property Investors, Inc.
                                General Partner

                           By:  /s/  John P. Saldarelli
                                -----------------------------------------------
                                John P. Saldarelli
Date:  May 16, 2003             Chief Financial Officer, Secretary and Treasurer


                                  EXHIBIT INDEX

Exhibit Number      Description                                 Page No.
-------------       -----------                                 --------
    99.3            Press Release dated May 15, 2003                3

                                       2